LIMITED WAIVER


                    THIS LIMITED WAIVER, (this "Waiver"), dated as of September 22, 1993, relates to that certain Credit Agreement dated as of October 12, 1988, and amended and restated as of September 14, 1989 among Kash n' Karry Food Stores, Inc. ("Borrower"), the Senior Lenders (as defined in the Credit Agreement) and Bank of America National Trust and Savings Association (as successor in interests to Security Pacific National Bank) as agent for the Senior Lenders (in such capacity, the "Agent"), as amended by a First Amendment to Amended and Restated Credit Agreement and Limited Waiver dated as of December 28, 1989, a Second Amendment to Amended and Restated Credit Agreement dated as of July 10, 1990, a Third Amendment to Amended and Restated Credit Agreement dated as of November 27, 1990, a Fourth Amendment to Amended and Restated Credit Agreement and Limited Waiver dated as of November 25, 1991, a Fifth Amendment to Amended and Restated Credit Agreement and Limited Waiver and Instruction dated as of January 29, 1992, and a Sixth Amendment to Credit Agreement dated as of January 4, 1993 (as so amended, the "Credit Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                    NOW, THEREFORE, Borrower, the Senior Lenders and the Agent agree as follows:

                    1. Limited Waiver; Revolver Cleandown. Subject to the terms and conditions set forth herein, the Requisite Senior Lenders agree that from and after the Effective Date (as defined herein), Borrower's failure to comply with the provisions of
          Section 2.02(a)(v) of the Credit Agreement in respect (and only in respect) of the Revolver Cleandown scheduled to occur during a Revolver Cleandown Period in the Fiscal Year ending on August 1, 1993, shall not constitute an Event of Default.

                    2. Effective Date. This Waiver shall become effective upon the date (the "Effective Date") on which the Agent has received counterparts hereof signed by Borrower, the Requisite Senior Lenders and the Agent.

                    3. Representations and Warranties. Borrower represents and warrants that (a) the execution, delivery and performance by Borrower of this Waiver has been duly authorized by all necessary corporate action and (b) as of the date hereof and as of the Effective Date, no Event of Default has occurred or is continuing, other than the Event of Default described in
          Section 1.
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                    4.   Limitation on Waiver.  This Waiver shall be
          limited solely to the matters expressly set forth herein and shall not (i) constitute consent to the waiver of or amendment to any other term or condition of the Credit Agreement, or of any instruments or agreements referred to therein, (ii) prejudice any right or rights which any Senior Lender or the Agent may now have or may have in the future under or in connection with the Credit Agreement or any instruments or agreements referred to therein, or (iii) require any Senior Lender or the Agent to execute a similar consent for a similar circumstance or on a future occasion. Except to the extent specifically waived herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect.

                    5. Miscellaneous. This Waiver is a Loan Document and, together with the Credit Agreement and the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

                    6. Counterparts. This Waiver may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

                    7. Governing Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                    WITNESS the due execution hereof as of the date first above written.

                                        KASH N' KARRY FOOD STORES, INC.,
                                        as Borrower

                                        By: /s/ R. P. Springer
                                           Title: Executive Vice President


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as Agent

                                        By: /s/ Laura Knight
                                           Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as Senior
                                        Lender

                                        By: /s/ Laura Ann Marshall
                                           Title: Vice President

                                        WELLS FARGO BANK, N.A.

                                        By: /s/  [illegible]*
                                           Title: Vice President

                                        *    Subject to access to Sidley &
                                             Austin with all expenses paid
                                             by Company.


                                        BARNETT BANK OF TAMPA
                                        (as successor to First Florida
                                        Bank, N.A.)

                                        By: /s/ Emily D. Waterman
                                           Title: Vice President


                                        NATIONSBANK OF FLORIDA, N.A.


                                        By: /s/ [illegible]
                                           Title: Senior Vice President







          13/sec.law/1994/K6313.LW4